UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2009

SHERMEN WSC ACQUISITION CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-52642	20-4755936
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o The Shermen Group, 230 Park Avenue, Suite 1000 New York, NY		10169
(Address of Principal Executive Offices)		(Zip Code)

(212) 300-0020

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Shermen WSC Acquisition Corp. (“Shermen”) today announced that it has called a special meeting of its stockholders, to be held at 9:00 a.m. local time on Thursday, May 21, 2009, at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, NY 10036. At the special meeting, Shermen stockholders will be asked to consider and vote on, among other proposals, a proposal to approve the previously disclosed Transaction Agreement dated as of November 25, 2008, by and among Shermen, ED&F Man Holdings Limited (“ED&F Man”) and certain other entities, pursuant to which Shermen will acquire from ED&F Man its bulk liquid storage and liquid animal supplement businesses. Stockholders of record as of the close of business on Thursday, May 7, 2009, will be entitled to vote at the special meeting.

The press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Where to Find Additional Information

Shermen has filed with the SEC a preliminary proxy statement in connection with the proposed transaction and intends to mail a definitive proxy statement and other relevant documents to Company stockholders. Stockholders of Shermen and other interested persons are advised to read Shermen’s preliminary proxy statement, and amendments thereto, and definitive proxy statement, when available, in connection with Shermen’s solicitation of proxies for the special meeting to be held to approve the transaction because these proxy statements will contain important information about Shermen, ED&F Man and the proposed transaction. The definitive proxy statement will be mailed to stockholders of record as of the close of business on Thursday, May 7, 2009. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s web site at http://www.sec.gov/ or by directing a request to Shermen WSC Acquisition Corp., c/o The Shermen Group, 230 Park Avenue, Suite 1000, New York, NY 10169, telephone (212) 300-0020. The proxy statements or applicable parts of such statements may also be notified to the public in accordance with the rules of the Over-the-Counter Bulletin Board.

Shermen and its directors and officers may be deemed participants in the solicitation of proxies from Shermen’s stockholders. A list of the names of those directors and officers and descriptions of their interests in Shermen is contained in Shermen’s prospectus dated May 24, 2007, which is filed with the SEC, and will also be contained in Shermen’s proxy statement when it becomes available. Shermen’s stockholders may obtain additional information about the interests of its directors and officers in the transactions by reading Shermen’s proxy statement when it becomes available.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Exhibit Title

99.1	Press release dated April 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2009		SHERMEN WSC ACQUISITION CORP.

	By:	/s/ Francis P. Jenkins, Jr.
		Name:	Francis P. Jenkins, Jr.
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1	Press release dated April 27, 2009.